UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2025

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B Common Stock, $0.01 par value	METCB	Nasdaq Global Select Market
9.00% Senior Notes due 2026	METCL	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 26, 2025, Ramaco Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the "Annual Meeting"). As of April 29, 2025, the record date for the Annual Meeting (the “Record Date”), there was a total of 54,693,210 shares of Company common stock (consisting of 44,407,741 shares of Class A common stock and 10,285,469 shares of Class B common stock) issued and outstanding and entitled to vote on the three proposals presented at the Annual Meeting. Stockholders holding 47,367,155 shares of Company common stock, representing approximately 86.6% of the shares of common stock outstanding on Record Date, were present in person or represented by proxy, which constituted a quorum. The proposals are described in greater detail in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on April 30, 2025, the relevant portions of which are incorporated herein by reference. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1)	Shareholders were asked to vote upon the election of directors. The final vote totals are below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Randall W. Atkins	38,299,954	648,897	8,418,304
Richard M. Whiting	35,914,849	3,034,002	8,418,304
Evan H. Jenkins	38,294,364	654,487	8,418,304
Joseph Manchin, III	38,542,789	406,062	8,418,304

2)	Shareholders were asked to vote to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. There were no broker non-votes. The final vote totals are below.

Votes For	Votes Against	Abstentions
47,145,958	189,707	31,490

3)	Shareholders were asked to vote to approve, on an advisory basis, the compensation paid by the Company to its named executive officers. The final vote totals are below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,151,756	574,645	222,450	8,418,304

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date:	June 27, 2025	By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman, Chief Executive Officer